UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 14, 2015

EDWARDS LIFESCIENCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-2500
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) of Edwards Lifesciences Corporation (“Edwards”), stockholders of Edwards approved the 2015 Edwards Incentive Plan (the “Incentive Plan”) by the affirmative vote of a majority of the shares of common stock represented at the 2015 Annual Meeting, in person or by proxy, and entitled to vote. The Incentive Plan provides Edwards with the ability to grant to selected officers and employees cash awards with performance‑based requirements that are designed to satisfy the requirements of the “performance‑based exception” under Section 162(m) of the Internal Revenue Code ( “Covered Awards”). Covered Awards granted under the Incentive Plan to any one participant in any one fiscal year may not exceed $2.5 million.
The foregoing description of the Incentive Plan is qualified in its entirety by the full text of the Incentive Plan, which is Exhibit 10.1 hereto and incorporated herein by this reference.

At the 2015 Annual Meeting, stockholders of Edwards also approved the amendment and restatement of Edwards’ Long-Term Stock Incentive Compensation Program (the “Long-Term Stock Program”) by the affirmative vote of a majority of the shares of common stock represented at the 2015 Annual Meeting, in person or by proxy, and entitled to vote. The amendments to the Long-Term Stock Program approved by stockholders included the following:

•
Increase the Aggregate Share Limit. The total number of shares of Edwards common stock available for issuance under the Long-Term Stock Program was increased by 2,000,000 shares to a new total share limit of 52,900,000 shares.

•
Increase in the Aggregate Limit on Restricted Stock and Restricted Stock Units. The total number of shares of common stock that may be issued as restricted stock and restricted stock unit awards under the Long-Term Stock Program was increased by 1,000,000 shares to a new limit of 5,600,000 shares.

The foregoing description of Long-Term Stock Program amendments is qualified in its entirety by the full text of the Long-Term Stock Program, which is Exhibit 10.2 hereto and incorporated herein by this reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders

On May 14, 2015, Edwards held its 2015 Annual Meeting.  The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

(i) All the nominees for director listed in Proposal 1 were elected to serve one-year terms ending in 2016 by the following votes:

	For	Against	Abstain	Broker Non-Votes
John T. Cardis	80,643,017	1,789,719	164,036	8,506,874

Kieran T. Gallahue	81,712,430	721,246	156,034	8,506,874

Barbara J. McNeil, M.D., Ph.D.	80,710,666	1,730,072	145,034	8,506,874

Michael A. Mussallem	72,928,002	2,864,140	804,630	8,506,874

Nicholas J. Valeriani	81,010,163	1,423,746	162,863	8,506,874

(ii)  Proposal 2 — The non-binding advisory proposal regarding compensation of Edwards’ named executive officers was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
78,397,015	3,828,366	371,391	8,506,874

(iii)  Proposal 3 — The 2015 Edwards Incentive Plan was approved by the following note:

For	Against	Abstain	Broker Non-Votes
80,123,940	2,213,680	259,152	8,506,874

(iv)  Proposal 4 — The Amended and Restated Long-Term Stock Program was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
76,683,992	5,661,929	250,851	8,506,874

(v)  Proposal 5 — Ratification of the selection of PricewaterhouseCoopers LLP as Edwards’ independent public accountants for the fiscal year ending December 31, 2015 was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
88,507,650	2,384,092	211,904	-

(vi)  Proposal 6 — The non-binding advisory stockholder proposal regarding action by written consent was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
42,012,478	40,131,635	452,659	8,506,874

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

10.1         2015 Edwards Incentive Plan (incorporated by reference to Appendix A to Edwards’ Definitive Proxy Statement, filed March 30, 2015)

10.2           Amended and Restated Long-Term Stock Incentive Compensation Program (incorporated by reference to Appendix B to Edwards’ Definitive Proxy Statement, filed March 30, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2015

EDWARDS LIFESCIENCES CORPORATION

	By:	/s/ Denise E. Botticelli
Denise E. Botticelli
Vice President, Associate General Counsel, and Secretary

Exhibit Index

Exhibit Number	Description

10.1	2015 Edwards Incentive Plan (incorporated by reference to Appendix A to Edwards’ Definitive Proxy Statement, filed March 30, 2015)

10.2	Amended and Restated Long-Term Stock Incentive Compensation Program (incorporated by reference to Appendix B to Edwards’ Definitive Proxy Statement, filed March 30, 2015)